INDEXIQ ETF TRUST
(the “Trust”)
Supplement dated December 13, 2019 (“Supplement”)
to the Statement of Additional Information dated August 29, 2019
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).
Unless otherwise specified, all changes in this Supplement are effective immediately.
1.
The names and symbols of each Fund are as follows:

Current Name	Current Symbol	New Name	New Symbol
IQ Candriam SRI US Equity ETF	SRIU	IQ Candriam ESG US Equity ETF	IQSU
IQ Candriam SRI International Equity ETF	SRIN	IQ Candriam ESG International Equity ETF	IQSI
2.
The Underlying Index of each Fund is as follows:

Current Underlying Index	New Underlying Index
IQ Candriam SRI US Equity Index	IQ Candriam ESG US Equity Index
IQ Candriam SRI International Equity Index	IQ Candriam ESG International Equity Index
3.
On page 5 of the SAI, insert the following as the first full paragraph:

CANDRIAM DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE IQ CANDRIAM ESG US EQUITY INDEX AND IQ CANDRIAM ESG INTERNATIONAL EQUITY INDEX OR ANY DATA INCLUDED THEREIN AND CANDRIAM SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. CANDRIAM MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. CANDRIAM MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDICES OR ANY

DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CANDRIAM HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
4.
In the first table in the “Investment Advisor” section on page 54 of the SAI, the information with respect to the Funds is replaced with the following:

Fund Name	Management Fee
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%
5.
In the “Expense Limitation Agreement” section on page 56 of the SAI, the following paragraph is inserted with respect to the Funds:

For the IQ Candriam ESG US Equity ETF and the IQ Candriam ESG International Equity ETF, until August 31, 2021, the Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement are as follows:
Fund	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%
6.
The “Index Consultant” section in the “Other Service Providers” section on Page 62 of the SAI is deleted in its entirety and replaced with the following:

For the IQ Candriam Funds, Candriam serves as the index consultant to IndexIQ for the Underlying Indices. In its role as index consultant, Candriam assists IndexIQ with the development, calculation and maintenance of the Underlying Indices. Candriam is an investment advisor with experience with ESG strategies. IndexIQ pays Candriam for these services. The IQ Candriam Funds pay no fees to Candriam.
7.
On page 74 of the SAI, the second full paragraph is deleted in its entirety and replaced with the following:

However, for the IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, IQ 50 Percent Hedged FTSE Japan ETF, IQ Real Return ETF, IQ Merger Arbitrage ETF,

IQ Global Resources ETF, IQ Global Agribusiness Small Cap ETF, IQ 500 International ETF, IQ U.S. Real Estate Small Cap ETF and IQ Candriam ESG International Equity ETF, as discussed in Appendix B, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
8.
The “Creation Transaction Fee” table in the “Purchase and Redemptions of Creation Units” section on page 75 of the SAI, with respect to the Funds, is replaced with the following:

Fund Name	Creation Transaction Fee
IQ Candriam ESG US Equity ETF	$500
IQ Candriam ESG International Equity ETF	$2,000
9.
On page 76, the fifth full paragraph is deleted in its entirety and replaced with the following:

However, for the IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, IQ 50 Percent Hedged FTSE Japan ETF, IQ Real Return ETF, IQ Merger Arbitrage ETF, IQ Global Resources ETF, IQ Global Agribusiness Small Cap ETF, IQ 500 International ETF, IQ U.S. Real Estate Small Cap ETF and IQ Candriam ESG International Equity ETF, as discussed in Appendix B, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+2 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of such Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix B to be the maximum number of days necessary to deliver redemption proceeds.

10.
The “Redemption Transaction Fee” table in the “Purchase and Redemptions of Creation Units” section on page 78 of the SAI with respect to the Funds is replaced with the following:

Fund Name	Redemption Transaction Fee
IQ Candriam ESG US Equity ETF	$500
IQ Candriam ESG International Equity ETF	$2,000
11.
In the “Summary of Proxy Voting Policy and Procedures” in Appendix A, the second paragraph is replaced with the following:

The Advisor seeks to avoid material conflicts of interest through its use of a third-party proxy services vendor (the “Proxy Vendor”), which applies detailed, predetermined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on research and recommendations provided by a third-party vendor. For Funds that track an Index that incorporates environmental, sustainable and governance factors (ESG), the Advisor will use Voting Guidelines designed to address ESG financial and social objectives of such investment strategies and the Advisor’s assessment that investors in such Funds may expect portfolio companies to take more urgent action on certain proxy voting proposals. The Advisor may vote differently on a proposal for different Funds. The Advisor engages a third party as an independent fiduciary to vote all proxies for the Funds.
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